May 18, 1999

                       PaineWebber Growth and Income Fund
                           PaineWebber Small Cap Fund
                             PaineWebber Growth Fund
                                Supplement to the
                                   Prospectus
                             Dated November 30, 1998


Dear Investor,

      This is a supplement to the Prospectus of PaineWebber Growth and Income Fund ("Fund"):

THE FOLLOWING REPLACES THE INFORMATION CONCERNING THE FUND IN THE "INVESTMENT OBJECTIVES & POLICIES" SECTION ON PROSPECTUS P. 9:

The investment objective of Growth and Income Fund is current income and capital growth. The Fund seeks to achieve the capital growth portion of its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth. The Fund seeks to achieve the income portion of its objective by investing, under normal circumstances, at least 65% of its total assets in income-producing securities, which may include dividend-paying equity securities, bonds and money market instruments.

The Fund may invest up to 10% in convertible bonds rated below investment grade. Up to 25% of the Fund's total assets may be invested in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market.

THE FOLLOWING REPLACES THE INFORMATION IN THE FIRST PARAGRAPH CONCERNING THE FUND IN THE "INVESTMENT PHILOSOPHY & PROCESS" SECTION ON PROSPECTUS P.10:

In seeking to balance capital growth with current income, Mitchell Hutchins follows a disciplined investment process that relies on the Mitchell Hutchins Equity Research Team and the Mitchell Hutchins Factor Valuation Model.


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                                      ****
      This is a supplement to the Prospectus of PaineWebber Small Cap Fund ("Fund"):

THE FOLLOWING REPLACES THE INFORMATION IN THE FIRST PARAGRAPH CONCERNING THE FUND IN THE "INVESTMENT OBJECTIVES & POLICIES" SECTION ON PROSPECTUS P. 9:

SMALL CAP FUND

The investment objective of Small Cap Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing, under normal conditions, at least 65% of its total assets in equity securities of small cap companies. Mitchell Hutchins defines small cap companies as those companies with market capitalizations of up to $1.5 billion at the time of purchase.

                                     * * * *

      This is a supplement to the Prospectus of PaineWebber Growth Fund:

THE FOLLOWING REPLACES ANY PRIOR SUPPLEMENTS RELATING TO THE INFORMATION CONTAINED UNDER THE FOLLOWING HEADING IN THE "MANAGEMENT" SECTION ON PROSPECTUS
P. 27:

GROWTH FUND. Ellen R. Harris has been primarily responsible for the day-to-day portfolio management of Growth Fund since its inception. Ms. Harris is a managing director of Mitchell Hutchins. Prior to joining Mitchell Hutchins in 1983 as a portfolio manager, Ms. Harris served as a vice president and portfolio manager at the predecessor to American Capital Management.



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